RELEASE AND ASSIGNMENT AGREEMENT

This Release and Assignment Agreement ("Agreement") is made as of this day 9th Day of November 2023 (the Effective date) by and between Panacea Life Sciences Holdings, Inc., a Nevada corporation, ("Buyer" or "PLSH") and PUR Life Medical, Inc. a Wyoming corporation, ("Seller" or "PUR") herein after collectively referred to ask the parties.

Recitals

WHEREAS, Buyer and Seller entered into an Asset Purchase Agreement (APA) dated September 26, 2023 (the "APA"), and a Side Letter Agreement ("Side Agreement") dated October 3, 2023, pursuant to which Buyer wished to acquire and Seller wished to sell to Buyer certain assets from Seller;

WHEREAS, Buyer and Seller desire to set forth the terms and conditions under which Seller agrees to a full release to Buyer and assigns all rights and claims related to the assets (APA) being transferred to Buyer.

WHEREAS, Seller provides a full general release to Buyer for any potential liability and responsibility relating to the APA and the Side Agreement; unencumbered with the other aspects, with a condition that Seller will indemnify Buyer for any claims, jointly and severally, for any lawsuits, investigations and the like that arise from the APA, Side Letter or Release.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1. Upon the execution of this Agreement, Seller agrees to:

   (i) Cancel the Asset Purchase Agreement and Side Letter;
   (ii) Eliminate any payment balance which Buyer is due to pay to Seller pursuant to the APA, namely, eight hundred and twenty thousand dollars ($820,000) and such sum is no longer owed to Seller; and any further payments and
   (iii) Refund to Buyer the Deposit of one hundred and eighty thousand dollars ($180,000) on or before November 14, 2023. Funds must be verified in the Panacea bank account by 5pm Mountain Standard Time.

   In consideration for the matters stated above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, upon the execution of this Agreement, each party, for themselves and for their affiliates, members, agents, independent contractors, heirs, assigns, and all persons and entities claiming by, through, or under it, except as otherwise set forth herein, hereby irrevocably, unconditionally, and completely releases, discharges, and agrees to hold the other party and their present and former representatives, affiliates, subsidiaries, parents, partners, venturers, employees, officers, directors, shareholders, managers, associates, agents, attorneys, predecessors, successors and assigns individually or in any combination thereof harmless of and from any and all claims, liabilities, charges, demands, grievances,

and causes of action of any kind or nature whatsoever, including without limitation claims for contribution, subrogation, or indemnification, whether direct or indirect, liquidated or unliquidated, known or unknown, which each party had, has, or may claim against the other that relate to the APA and the Side Agreement. None of the Seller's employees or independent contractors are entitled to any back pay, severance, commissions, bonuses, incentive compensation or PTO. Each party understands and agrees that it is releasing and waiving claims(s) that it may not know exist or may exist in its favor at the time it signs this Agreement, which, if known by it, would materially affect its decision to sign this Agreement. Nonetheless, for the purpose of implementing a full and complete release and discharge of the other party, each party enters into this Agreement to release the other upon execution of this Agreement.

2. This Agreement is not considered final or completed until the full balance of the $180,000 deposit is received and verified by Panacea Life Sciences, Inc.

3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict or choice of law provision that would result in imposition of another state's law.

4. If the deposit payment is not returned as outlined in Section 1.iii, the Buyer maintains full ownership and control of Pur Life Medical, Inc. and all further payments outlined in the APA and Side Agreement are null and void, including any potential claims or existing claims by any employees, independent contractors or representatives of Seller for any compensation, bonuses, commissions, severance or PTO. All Seller employees and independent contractors are terminated immediately.

5. This section emphasizes that this Agreement is the final and complete understanding between the parties concerning the APA and Side Agreement. It supersedes any previous discussions, agreements, or understandings between the parties. This helps prevent disputes based on oral or previous written agreements that may conflict with the terms in the current agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written

BUYER

Panacea Life Sciences Holdings, Inc.
a Nevada Corporation

By: /s/ Leslie Buttorff
Name/Title: Leslie Buttorff/CEO

SELLER

PÜR LIFE Medical, Inc
a Wyoming Corporation

Dan Olsen

By: /s/ Dan Olsen
Name/Title: Dan Olsen/Authorized Sig

Panacea Release Agreement110923

Final Audit Report 2023-11-10

Created:	2023-11-10
By:	Nick Cavarra (nick.cavarra@panacealife.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAJmQBeOhzo7oG1B6pB7cYyLfHGGMNTl-m

"Panacea Release Agreement110923" History

- Document created by Nick Cavarra (nick.cavarra@panacealife.com)
  2023-11-10 - 3:11:14 PM GMT- IP address: 75.70.6.191

- Document emailed to d@coachdano.com for signature
  2023-11-10 - 3:12:18 PM GMT

- Email viewed by d@coachdano.com
  2023-11-10 - 3:19:53 PM GMT- IP address: 66.249.84.69

- Signer d@coachdano.com entered name at signing as Dan Olsen
  2023-11-10 - 3:22:27 PM GMT- IP address: 64.234.113.36

- Document e-signed by Dan Olsen (d@coachdano.com)
  Signature Date: 2023-11-10 - 3:22:29 PM GMT - Time Source: server- IP address: 64.234.113.36

- Agreement completed.
  2023-11-10 - 3:22:29 PM GMT

RELEASE AND ASSIGNMENT AGREEMENT

This Release and Assignment Agreement ("Agreement") is made as of this day 9th Day of November 2023 (the Effective date) by and between Panacea Life Sciences Holdings, Inc., a Nevada corporation, ("Buyer" or "PLSH") and PUR Life Medical, Inc, a Wyoming corporation, ("Seller" or "PUR") herein after collectively referred to ask the parties.

Recitals

WHEREAS, Buyer and Seller entered into an Asset Purchase Agreement (APA) dated September 26, 2023 (the "APA"), and a Side Letter Agreement ("Side Agreement") dated October 3, 2023, pursuant to which Buyer wished to acquire and Seller wished to sell to Buyer certain assets from Seller;

WHEREAS, Buyer and Seller desire to set forth the terms and conditions under which Seller agrees to a full release to Buyer and assigns all rights and claims related to the assets (APA) being transferred to Buyer.

WHEREAS, Seller provides a full general release to Buyer for any potential liability and responsibility relating to the APA and the Side Agreement; unencumbered with the other aspects, with a condition that Seller will indemnify Buyer for any claims, jointly and severally, for any lawsuits, investigations and the like that arise from the APA, Side Letter or Release.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1. Upon the execution of this Agreement, Seller agrees to:

    (i) Cancel the Asset Purchase Agreement and Side Letter;
    (ii) Eliminate any payment balance which Buyer is due to pay to Seller pursuant to the APA, namely, eight hundred and twenty thousand dollars ($820,000) and such sum is no longer owed to Seller; and any further payments and
    (iii) Refund to Buyer the Deposit of one hundred and eighty thousand dollars ($180,000) on or before November 14, 2023. Funds must be verified in the Panacea bank account by 5pm Mountain Standard Time.

    In consideration for the matters stated above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, upon the execution of this Agreement, each party, for themselves and for their affiliates, members, agents, independent contractors, heirs, assigns, and all persons and entities claiming by, through, or under it, except as otherwise set forth herein, hereby irrevocably, unconditionally, and completely releases, discharges, and agrees to hold the other party and their present and former representatives, affiliates, subsidiaries, parents, partners, venturers, employees, officers, directors, shareholders, managers, associates, agents, attorneys, predecessors, successors and assigns individually or in any combination thereof harmless of and from any and all claims, liabilities, charges, demands, grievances,

and causes of action of any kind or nature whatsoever, including without limitation claims for contribution, subrogation, or indemnification, whether direct or indirect, liquidated or unliquidated, known or unknown, which each party had, has, or may claim against the other that relate to the APA and the Side Agreement. None of the Seller's employees or independent contractors are entitled to any back pay, severance, commissions, bonuses, incentive compensation or PTO. Each party understands and agrees that it is releasing and waiving claims(s) that it may not know exist or may exist in its favor at the time it signs this Agreement, which, if known by it, would materially affect its decision to sign this Agreement. Nonetheless, for the purpose of implementing a full and complete release and discharge of the other party, each party enters into this Agreement to release the other upon execution of this Agreement.

2. This Agreement is not considered final or completed until the full balance of the $180,000 deposit is received and verified by Panacea Life Sciences, Inc.

3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict or choice of law provision that would result in imposition of another state's law.

4. If the deposit payment is not returned as outlined in Section 1.iii, the Buyer maintains full ownership and control of Pur Life Medical, Inc. and all further payments outlined in the APA and Side Agreement are null and void, including any potential claims or existing claims by any employees, independent contractors or representatives of Seller for any compensation, bonuses, commissions, severance or PTO. All Seller employees and independent contractors are terminated immediately.

5. This section emphasizes that this Agreement is the final and complete understanding between the parties concerning the APA and Side Agreement. It supersedes any previous discussions, agreements, or understandings between the parties. This helps prevent disputes based on oral or previous written agreements that may conflict with the terms in the current agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written

BUYER

Panacea Life Sciences Holdings, Inc.
a Nevada Corporation

By: /s/ Leslie Buttorff
Name/Title: Leslie Buttorff/CEO

SELLER

PŪR LIFE Medical, Inc
a Wyoming Corporation

Dan Olsen

By: /s/ Dan Olsen
Name/Title: Dan Olsen/Authorized Sig

Panacea Release Agreement110923

Final Audit Report 2023-11-10

Created:	2023-11-10
By:	Nick Cavarra (nick.cavarra@panacealife.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAJmQ8eOhzo7oG1B6pD7cYyLfHGGMNTI-m

"Panacea Release Agreement110923" History

Document created by Nick Cavarra (nick.cavarra@panacealife.com)
2023-11-10 - 3:11:14 PM GMT- IP address: 75.70.6.191

Document emailed to d@coachdano.com for signature
2023-11-10 - 3:12:18 PM GMT

Email viewed by d@coachdano.com
2023-11-10 - 3:19:53 PM GMT- IP address: 66.249.84.69

Signer d@coachdano.com entered name at signing as Dan Olsen
2023-11-10 - 3:22:27 PM GMT- IP address: 64.234.113.36

Document e-signed by Dan Olsen (d@coachdano.com)
Signature Date: 2023-11-10 - 3:22:29 PM GMT - Time Source: server- IP address: 64.234.113.36

Agreement completed.
2023-11-10 - 3:22:29 PM GMT